                                THIRD AMENDMENT and WAIVER dated as
                                of October 13, 1995 to the LOAN
                                AGREEMENT dated as of July 27, 1994 (as the same may be further amended, supplemented or modified from time to time in accordance with its terms, the "Loan Agreement), among NAPCO SECURITY SYSTEMS, INC., a
                                Delaware corporation (the "Borrower"),
                                NAPCO SECURITY SYSTEMS
                                INTERNATIONAL, INC., UMI
                                MANUFACTURING CORP., RALTECH
                                LOGIC, INC., E.E. ELECTRONIC
                                COMPONENTS, INC., ALARM LOCK
                                SYSTEMS, INC. and DERRINGER
                                SECURITY SYSTEMS, INC. (individually,
                                each a "Guarantor" and collectively, the "Guarantors"), CHEMICAL BANK, a New
                                York banking corporation ("Chemical"), THE
                                BANK OF NEW YORK ("BONY" and
                                collectively with Chemical, the "Banks") and CHEMICAL BANK, as Agent (the "Agent).


WHEREAS, the Borrower and the Guarantors wish to amend and waive certain provisions of the Loan Agreement;

WHEREAS, the Banks and the Agent have consented to amend and waive the Loan Agreement to reflect the requests herein set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1. Waiver of ARTICLE V. COVENANTS OF THE BORROWER, SECTION 5.03 Financial Requirements. (a) Minimum Consolidated Tangible Net Worth.

        Compliance with ARTICLE V. SECTION 5.03. (a) of the Loan Agreement is hereby waived for the fiscal year ended June 30, 1995 to permit the Consolidated Tangible Net Worth plus Consolidated Subordinated Debt of the Borrower to be less than $26,971,000 as of the fiscal year ended June 30, 1995 provided, however, the Consolidated Tangible Net Worth plus Consolidated Subordinated Debt of the Borrower was not less than $25,455,000 as of such fiscal year end.

2. Amendment to ARTICLE V. COVENANTS OF THE BORROWER, SECTION 5.03. Financial Requirements.(a) Minimum Consolidated Tangible Net Worth.

        ARTICLE V. SECTION 5.03.(a) of the Loan Agreement is hereby amended by deleting sub-section (iii) in its entirety and substituting therefor the following:


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
        "(iii) $25,455,000 from June 30, 1995 until June 29, 1996;"

3. Waiver of ARTICLE V. COVENANTS OF THE BORROWER, SECTION 5.03. Financial Requirements. (e) Debt Service Ratio.

        Compliance with Section 5.03(e) of the Loan Agreement is hereby waived for the fiscal year ended June 30, 1995 to permit the Debt Service Coverage Ratio of the Borrower to be less than .94 to 1.00 as of the fiscal year ended June 30, 1995 provided, however, the Debt Service Coverage Ratio of the Borrower was not less than .91 to 1.00 as of such fiscal year end.

4. Waiver of ARTICLE V. COVENANTS OF THE BORROWER, SECTION 5.03. Financial Requirements. (g) Inventory Reliance.

        Compliance with Section 5.03(g) of the Loan Agreement is hereby waived for the fiscal year ended June 30, 1995 to permit the Inventory Reliance of the Borrower to be greater than 34% as of the fiscal year ended
        June 30, 1995 provided, however, the Inventory Reliance of the Borrower was not greater than 36% as of such fiscal year end.

This THIRD AMENDMENT and WAIVER shall be construed and enforced in accordance with the laws of the State of New York.

Except as expressly amended or consented to hereby, the Loan Agreement shall remain in full force and effect in accordance with the original terms thereof.

The THIRD AMENDMENT and WAIVER herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Loan Agreement or any default which may occur or may have occurred under the Loan Agreement.

The Borrower and the Guarantors hereby represent and warrant that, after giving effect to this THIRD AMENDMENT and WAIVER, no Event of Default or Default exists under the Loan Agreement or any other related document.

Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Agent and the Lenders when formally requested, in writing, by the Borrower and the Guarantors.

This THIRD AMENDMENT and WAIVER may be executed in one or more counterparts, each of which shall constitute an original, but all of which when, taken together shall constitute but one THIRD AMENDMENT and WAIVER. The THIRD AMENDMENT and WAIVER shall become effective when (i) duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Agent and (ii) the Agent shall have received copies of (a) the executed Tenth Amendment and Waiver to the Letter of Credit and Bond Purchase Agreement dated as of April 1, 1985 between the Borrower and Chemical Bank, in the form attached hereto as Exhibit A and
(b) the executed Seventh Amendment and Waiver to the Credit Agreement dated as of November 21, 1991 among the Borrower, the Guarantors named therein and Chemical Bank, in the form attached hereto as Exhibit B.


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
Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Loan Agreement.

IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent have caused this THIRD AMENDMENT and WAIVER to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                        NAPCO SECURITY SYSTEMS, INC.


                                        By: /s/ Kevin S. Buchal
                                            --------------------------------
                                            Name:
                                            Title: Senior Vice President


                                        NAPCO SECURITY SYSTEMS
                                        INTERNATIONAL INC.


                                        By: /s/ Kevin S. Buchal
                                            --------------------------------
                                            Name:
                                            Title: Senior Vice President


                                        UMI MANUFACTURING CORP.


                                        By: /s/ Kevin S. Buchal
                                            --------------------------------
                                            Name:
                                            Title: Senior Vice President


                                        RALTECH LOGIC, INC.


                                        By: /s/ Kevin S. Buchal
                                            --------------------------------
                                            Name:
                                            Title: Senior Vice President


                                        E.E. ELECTRONIC COMPONENTS, INC.


                                        By: /s/ Kevin S. Buchal
                                            --------------------------------
                                            Name:
                                            Title: Senior Vice President


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
                                        ALARM LOCK SYSTEMS, INC.



                                        By: /s/ Kevin S. Buchal
                                            --------------------------------
                                            Name:
                                            Title: Senior Vice President


                                        DERRINGER SECURITY SYSTEMS, INC.



                                        By: /s/ Kevin S. Buchal
                                            --------------------------------
                                            Name:
                                            Title: Senior Vice President


CHEMICAL BANK, as Agent and Bank



By: /s/ Robert F. Eisen
    --------------------------------
    Name:
    Title: Vice President


THE BANK OF NEW YORK, as Bank



By: /s/ Adam Ostrach
    --------------------------------
    Name: Adam Ostrach
    Title: Vice President


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